Consolidated statement of changes in shareholders' equity (Parenthetical) - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2025 [1]	Dec. 31, 2024	Dec. 31, 2023
Acquisition of treasury shares	€ (206)	€ 1,507	€ 291
Reserve for invested unrestricted equity
Acquisition of treasury shares	€ (830)	€ 821	€ (12)

[1]	In November 2024, Nokia launched a new share buyback program to offset the dilutive effect of the acquisition of Infinera. At 31 December 2024, Nokia recorded a liability and a reduction of reserve for invested unrestricted equity of EUR 821 million to reflect Nokia’s commitment under the agreement with a third-party broker conducting the share repurchases on Nokia’s behalf. The liability and reduction of reserve for invested unrestricted equity were reversed in 2025 when the program was completed. For more information on Nokia’s share buyback programs, refer to Note 5.1. Equity